EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Cue Biopharma, Inc. (the “Company”) for the three months ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Daniel R. Passeri, Chief Executive Officer of the Company, and Kerri-Ann Millar, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to our knowledge that:

1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel R. Passeri	/s/ Kerri-Ann Millar
Name: Daniel R. Passeri	Name: Kerri-Ann Millar
Title: Chief Executive Officer	Title: Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)

Date: November 3, 2023	Date: November 3, 2023